UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2008

FLOTEK INDUSTRIES, INC.

Delaware

(State or Other Jurisdiction of Incorporation)

001-13270

(Commission File Number)

90-0023731

(IRS Employer Identification Number)

2930 W. Sam Houston Pkwy N. Suite 300, Houston, Texas

(Address of Principal Executive Offices)

77043

(Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 849-9911

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE.

The Company issued a news release on September 22, 2008 updating its operations following Hurricane Ike, a copy of which is attached to this report as Exhibit 99.1.

Pursuant to General Instruction B.2 of Form 8-K, the information furnished in this item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability provisions of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

As described in Item 7.01 of this Report, the following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	News Release dated September 22, 2008 updating the Company’s operations following Hurricane Ike.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2008

/s/ James A. Jowett
James A. Jowett
Interim Chief Financial Officer